VESSELS	12 Months Ended
Dec. 31, 2019
VESSELS [Abstract]
VESSELS
4.	VESSELS

Vessels consists of the carrying value of 23 vessels for the year ended December 31, 2019 and December 31, 2018, respectively. Vessels includes capitalized drydocking costs.

Depreciation is calculated based on cost less estimated residual value of $8.0 million per vessel over the estimated useful life of the vessel using the straight-line method. The estimated useful life of a vessel is 25 years from the date the vessel is delivered from the shipyard.

All figures in USD ‘000	2019	2018
Vessels as of January 1	1,307,087	1,769,967
Additions Vessels	2,531	169,446
Disposals Vessels	-	(632,326)
Drydocking as of January 1	52,331	119,303
Additions Drydocking	7,618	8,210
Disposals Drydocking	-	(75,182)
Total Vessels and Drydocking	1,369,567	1,359,418
Less Accumulated Depreciation	(469,570)	(405,660	)*
Less Accumulated Impairment Loss on Vessels	-	-	**
Vessels	899,997	953,758

*Depreciation charges of $497.0 million related to vessels disposed of in 2018 is excluded

** Impairment charges of $2.2 million and $110.5 million related to vessels disposed of in 2018 is excluded

The Company has taken three vessels through periodical maintenance surveys in 2019 and further two vessels were in drydock for periodical maintenance as at December 31, 2019.

Impairment Loss on Vessels

The Company has not recorded any impairment loss on vessels for the year ended December 31, 2019. The Company recorded an impairment loss of $2.2 million and $110.5 million for the years ended December 31, 2018 and December 31, 2017, respectively.

The Company reviewed its assets for impairment on an asset by asset basis. In determining whether the assets are recoverable, the Company compared the estimate of the undiscounted cash flows expected to be generated by the assets to its carrying value. As of December 31, 2019, it was determined that the sum of the undiscounted cash flows for each vessel exceeded its carrying value and no impairment was recorded.

In developing estimates of future undiscounted cash flows, we made assumptions and estimates based on historical trends as well as future expectations. The most important assumption in determining undiscounted cash flows are the estimated freight rates. Freight rates are volatile and the analysis is based on market rates obtained from third parties, in combination with historical achieved rates by the Company.